SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

August 27, 1999

(Date of Report, date of earliest event reported)

VALHI, INC.

(Exact name of Registrant as specified in its charter)

Delaware 1-5467 87-0110150

(State or other (Commission (IRS Employer

jurisdiction of File Number) Identification

incorporation) No.)

5430 LBJ Freeway, Suite 1700, Dallas, TX 75240-2697

(Address of principal executive offices) (Zip Code)

(972) 233-1700

(Registrant's telephone number, including area code)

(Former name or address, if changed since last report)

Item 5: Other Events

On August 27, 1999, the registrant, Valhi, Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information and Exhibits

(c)  Exhibit

Item No. Exhibit Index

---------- ------------------------------------------

99.1 Press release dated August 27, 1999 issued by Valhi, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALHI, INC.

(Registrant)

By: /s/ A. Andrew R. Louis

-----------------------------

A. Andrew R. Louis

Secretary

Date: August 27, 1999